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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☑ Soliciting Material Pursuant to §240.14a-12

CLEAR CHANNEL COMMUNICATIONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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The following is an email from Mark P. Mays, Chief Executive Officer of Clear Channel Communications, Inc., dated November 16, 2006, to the employees of Clear Channel Communications, Inc.
note from mark
Good morning,
Today, our Board of Directors announced it has concluded its strategic review process and has decided to take the following actions:
•	Clear Channel Communications, Inc. will merge with an investment group consisting of Thomas H. Lee Partners, L.P., Bain Capital Partners, LLC, Randall Mays, Lowry Mays, and myself.

•	We plan to sell our television station group, and we also plan to sell 448 of our radio stations that operate outside the top 100 U.S. markets.
Please read the linked press releases — Clear Channel Communications, Inc. Enters into Merger Agreement with Private Equity Group Co-Led By Bain Capital Partners, LLC and Thomas H. Lee Partners, L.P. and
Clear Channel Announces Plan to Sell Radio Stations Outside the Top 100 Markets and Entire Television Station Group, detailing these actions, as well as the linked Q&A, which answers some of what may be your immediate questions.
I’d also like to invite you to join Randall and me for a company-wide conference call today at 11:00 a.m. CST (US). Lisa Dollinger will be sending you complete dial-in information prior to the call. We know that you must have questions about what has occurred over the past weeks and what this decision means for all of us as employees. We’ll do our best to answer as many of your questions as we can, and we look forward to talking with you.
As with our other all-employee calls, please send any questions you’d like us to address in advance to question@clearchannel.com. You’ll also be able to e-mail questions to us during the call. In addition, we have an Employee Hotline at 1-888-403-4722.
On a personal note, I’m very pleased to let you know that both Randall and I will be staying with the company in our current positions. Together with all of you, we have built a strong company that leads all of the businesses in which we operate... a company we are very proud of. We look forward to continuing our shared progress together and are excited about the possibilities for growing our businesses and leading our industries into a very bright future.
I’d like to thank you all for your great work, patience and continued focus on business during this process.
Until the call,
Mark

The following is an email from John Hogan, President and Chief Executive Officer of Clear Channel Radio, dated November 16, 2006, to the employees of Clear Channel Radio.
Good Morning,
Today the company announced that we will be going private and details on that were provided in an earlier e-mail from Mark Mays.
Additionally, we are announcing the intention to sell Clear Channel TV as well as 448 radio stations in some 90 markets and includes your market and stations. Attached is a list which details all markets we intend to sell. The decision to sell the stations in your market was not made quickly or easily nor is it a reflection on the efforts and performance of you and your team. It is a business decision that we believe will result in a better operating opportunity for your stations and is in keeping with the strategic direction of Clear Channel Radio.
The details on the process for selling this group of stations will be forthcoming. I know you will have many questions and we will answer them as the process develops. In the interim, the best direction I can provide is to continue to focus on the job at hand and perform at the highest level possible. Please know that the time, energy, and effort that you and your team give and continue to give on behalf of your stations is greatly appreciated.
John Hogan
Pres. & CEO
Attachment

		Market
		Rank
Boise, ID — Market 203	1A	108
Lancaster, PA — Market 393	1A	113
Victorville, CA — Market 344	1A	127
Reading, PA — Market 147	1A	131
Shreveport, LA — Market 208	1A	132
Burlington, VT — Market 337	1A	136
Fayetteville, AR — Market 267	1A	141
Salisbury, MD — Market 347	1A	146
Ann Arbor, MI — Market 350	1A	147
Tyler, TX — Market 288	1A	149
Albany, OR — Market 230	1A	150
Montgomery, AL — Market 300	1A	151
Huntington, WV — Market 329	1A	156
Rome/Utica, NY — Market 151	1A	159
Poughkeepsie, NY — Market 339	1A	162
Anchorage, AK — Market 248	1A	172
San Luis Obispo, CA — Market 384	1A	173
Lincoln, NE — Market 273	1A	176
Fort Smith, AR — Market 268	1A	177
Binghamton, NY — Market 245	1A	179
Lebanon, NH — Market 392	1A	180
Lubbock, TX — Market 284	1A	182
Midland/Odessa TX — Market 286	1A	188
Tupelo, MS — Market 379	1A	189
Amarillo, TX — Market 277	1A	195
Yakima, WA — Market 242	1A	201

		Market
		Rank
Tri-Cities, WA — Market 407	1A	202
Duluth, MN — Market 424	1A	204
Santa Barbara, CA — Market 186	1A	207
Medford, OR — Market 231	1A	212
Bangor, ME — Market 352	1A	216
Fargo, ND — Market 361	1A	223
Laurel, MS — Market 381	1A	227
Rochester, MN — Market 371	1A	230
Charlottesville, VA — Market 174	1A	231
Muskegon, MI — Market 375	1A	232
Marion/Carbondale, IL — Market 380	1A	235
Eau Claire, WI — Market 348	1A	242
Abilene, TX — Market 360	1A	243
Wheeling, WV — Market 330	1A	248
Lima, OH — Market 220	1A	249
Parkersburg, WV — Market 410	1A	249.1
Battle Creek, MI — Market 294	1A	258
Billings, MT — Market 403	1A	260
Wichita Falls, TX — Market 387	1A	261
Texarkana, TX — Market 287	1A	262
Augusta, ME — Market 377	1A	266
Williamsport, PA — Market 159	1A	269
Sioux City, IA — Market 395	1A	272
Mankato, MN — Market 370	1A	273
Lawton, OK — Market 276	1A	282
Cookeville, TN — Market 107	1A	284
Bismarck, ND — Market 211	1A	285
Grand Forks, ND — Market 244	1A	287
Jonesboro, AR — Market 374	1A	289
Cheyenne, WY — Market 240	1A	290
The Florida Keys, FL — Market 123	1A	291
Mason City, IA — Market 372	1A	292
Meridian, MS — Market 408	1A	295
Casper, WY — Market 239	1A	297
Ashland/Mansfield, OH — Market 369	1A	NR
Ashtabula, OH — Market 368	1A	NR
Bozeman, MT — Market 404	1A	NR
Burlington, IA — Market 197	1A	NR
Centralia, WA — Market 237	1A	NR
Chillicothe, OH — Market 214	1A	NR
Defiance, OH — Market 217	1A	NR
Dickinson, ND — Market 363	1A	NR
Fairbanks, AK — Market 249	1A	NR
Farmington, NM — Market 262	1A	NR
Findlay/Tiffin, OH — Market 218	1A	NR
Fort Dodge, IA — Market 200	1A	NR
Frankfort, KY — Market 411	1A	NR
Gadsden, AL — Market 298	1A	NR

Market
Rank
Gallup, NM — Market 362	1A	NR
Laramie, WY — Market 420	1A	NR
Lufkin, TX — Market 285	1A	NR
Marion, OH — Market 222	1A	NR
Minot, ND — Market 246	1A	NR
Missoula, MT — Market 405	1A	NR
Ogallala, NE — Market 274	1A	NR
Pocatello, ID — Market 204	1A	NR
Randolph, VT — Market 390	1A	NR
Sandusky, OH — Market 223	1A	NR
Shelby, MT — Market 406	1A	NR
Somerset, KY — Market 391	1A	NR
Springfield, IL — Market 292	1A	NR
Twin Falls, ID — Market 206	1A	NR
Victoria, TX — Market 289	1A	NR
Yuma, AZ — Market 260	1A	NR

The following is an email from John Hogan, President and Chief Executive Officer of Clear Channel Radio, dated November 16, 2006, to the employees of Clear Channel Radio.
Good Morning,
Today the company announced that we will be going private and details on that were in an earlier e-mail from Mark Mays. Additional details will be forthcoming as will the opportunity for you to hear about this from Mark and Randall via a teleconference later today.
Additionally, we are announcing the intention to sell Clear Channel Television and 448 of our radio stations in 90 markets, all of which are outside of the top 100 markets. The attached list details all markets we intend to sell. Your market and stations are NOT intended for sale.
Please understand, the markets we are selling are valuable, well run properties and the efforts of the staff and management at those stations are greatly appreciated. They do not fit into the strategic plan for Clear Channel Radio and we believe are much better served operating under different ownership.
Undoubtedly, you and your team will have questions as to Clear Channel going private and what it means to you. We are working to provide answers to all your questions and will do as quickly as possible. In the interim, also understand the that the best thing for you to do is continue to focus on your job at hand and perform to the highest possible level. Performance is what is measured and is what matters most and the more effectively we focus on continuing the strong performance we have seen in 2006, the better we will all be.
I am personally excited and enthused about these developments and look forward to sharing with you more of the details as they become available.
Thank you for sharing the above with your team.
John Hogan
Pres. & CEO
Attachment

		Market
		Rank
Boise, ID — Market 203	1A	108
Lancaster, PA — Market 393	1A	113
Victorville, CA — Market 344	1A	127
Reading, PA — Market 147	1A	131
Shreveport, LA — Market 208	1A	132
Burlington, VT — Market 337	1A	136
Fayetteville, AR — Market 267	1A	141
Salisbury, MD — Market 347	1A	146
Ann Arbor, MI — Market 350	1A	147
Tyler, TX — Market 288	1A	149
Albany, OR — Market 230	1A	150
Montgomery, AL — Market 300	1A	151
Huntington, WV — Market 329	1A	156
Rome/Utica, NY — Market 151	1A	159
Poughkeepsie, NY — Market 339	1A	162
Anchorage, AK — Market 248	1A	172
San Luis Obispo, CA — Market 384	1A	173
Lincoln, NE — Market 273	1A	176
Fort Smith, AR — Market 268	1A	177
Binghamton, NY — Market 245	1A	179

		Market
		Rank
Lebanon, NH — Market 392	1A	180
Lubbock, TX — Market 284	1A	182
Midland/Odessa TX — Market 286	1A	188
Tupelo, MS — Market 379	1A	189
Amarillo, TX — Market 277	1A	195
Yakima, WA — Market 242	1A	201
Tri-Cities, WA — Market 407	1A	202
Duluth, MN — Market 424	1A	204
Santa Barbara, CA — Market 186	1A	207
Medford, OR — Market 231	1A	212
Bangor, ME — Market 352	1A	216
Fargo, ND — Market 361	1A	223
Laurel, MS — Market 381	1A	227
Rochester, MN — Market 371	1A	230
Charlottesville, VA — Market 174	1A	231
Muskegon, MI — Market 375	1A	232
Marion/Carbondale, IL — Market 380	1A	235
Eau Claire, WI — Market 348	1A	242
Abilene, TX — Market 360	1A	243
Wheeling, WV — Market 330	1A	248
Lima, OH — Market 220	1A	249
Parkersburg, WV — Market 410	1A	249.1
Battle Creek, MI — Market 294	1A	258
Billings, MT — Market 403	1A	260
Wichita Falls, TX — Market 387	1A	261
Texarkana, TX — Market 287	1A	262
Augusta, ME — Market 377	1A	266
Williamsport, PA — Market 159	1A	269
Sioux City, IA — Market 395	1A	272
Mankato, MN — Market 370	1A	273
Lawton, OK — Market 276	1A	282
Cookeville, TN — Market 107	1A	284
Bismarck, ND — Market 211	1A	285
Grand Forks, ND — Market 244	1A	287
Jonesboro, AR — Market 374	1A	289
Cheyenne, WY — Market 240	1A	290
The Florida Keys, FL — Market 123	1A	291
Mason City, IA — Market 372	1A	292
Meridian, MS — Market 408	1A	295
Casper, WY — Market 239	1A	297
Ashland/Mansfield, OH — Market 369	1A	NR
Ashtabula, OH — Market 368	1A	NR
Bozeman, MT — Market 404	1A	NR
Burlington, IA — Market 197	1A	NR
Centralia, WA — Market 237	1A	NR
Chillicothe, OH — Market 214	1A	NR
Defiance, OH — Market 217	1A	NR
Dickinson, ND — Market 363	1A	NR

Market
Rank
Fairbanks, AK — Market 249	1A	NR
Farmington, NM — Market 262	1A	NR
Findlay/Tiffin, OH — Market 218	1A	NR
Fort Dodge, IA — Market 200	1A	NR
Frankfort, KY — Market 411	1A	NR
Gadsden, AL — Market 298	1A	NR
Gallup, NM — Market 362	1A	NR
Laramie, WY — Market 420	1A	NR
Lufkin, TX — Market 285	1A	NR
Marion, OH — Market 222	1A	NR
Minot, ND — Market 246	1A	NR
Missoula, MT — Market 405	1A	NR
Ogallala, NE — Market 274	1A	NR
Pocatello, ID — Market 204	1A	NR
Randolph, VT — Market 390	1A	NR
Sandusky, OH — Market 223	1A	NR
Shelby, MT — Market 406	1A	NR
Somerset, KY — Market 391	1A	NR
Springfield, IL — Market 292	1A	NR
Twin Falls, ID — Market 206	1A	NR
Victoria, TX — Market 289	1A	NR
Yuma, AZ — Market 260	1A	NR
About the Transaction
In connection with the proposed merger, Clear Channel will file a proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Clear Channel Communications, Inc. at the Securities and Exchange Commission’s Web site at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free by directing such request to Clear Channel Communications, Inc. at 200 East Basse Road, San Antonio, TX 78209 or on the company’s website at www.clearchannel.com.
Clear Channel and its directors, executive officers and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed merger. Information regarding the interests of such directors and executive officers is included in Clear Channel’s Proxy Statement for its 2006 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 14, 2006, and information concerning all of Clear Channel’s participants in the solicitation will be included in the proxy statement relating to the proposed merger when it becomes available. Each of these documents is, or will be, available free of charge at the Securities and Exchange Commission’s Web site at www.sec.gov and from Clear Channel Communications, Inc. at 200 East Basse Road, San Antonio, TX 78209 or on the company’s website at www.clearchannel.com.
Clear Channel and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed merger. Information concerning the interests of Clear Channel’s participants in the solicitation, which may be different than those of Clear Channel shareholders generally, is set forth in Clear Channel’s proxy statement for its 2006 Annual Meeting of Shareholders previously filed with the Securities and Exchange Commission, and in the proxy statement relating to the merger when it becomes available.
Cautionary Note Regarding Forward-Looking Statements
This press release contains forward-looking statements based on current Clear Channel management expectations. Those forward-looking statements include all statements other than those made solely with respect to historical fact. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements. These factors include, but are not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the outcome of any legal proceedings that may be instituted against Clear Channel and others following announcement of the merger agreement; (3) the inability to complete the merger due to the failure to obtain shareholder approval or the failure to satisfy other conditions to completion of the merger, including the receipt of shareholder approval and expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; (4) the failure to obtain the necessary debt financing arrangements set forth in commitment letters received in connection with the merger; (5) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; (6) the ability to recognize the benefits of the merger; (7) the amount of the costs, fees, expenses and charges related to the merger and the actual terms of certain financings that will be obtained for the merger; and (8) the impact of the substantial indebtedness incurred to finance the consummation of the merger; and other risks that are set forth in the “Risk Factors,” “Legal Proceedings” and “Management Discussion and Analysis of Results of Operations and Financial Condition” sections of Clear Channel’s SEC filings. Many of the factors that will determine the outcome of the subject matter of this press release are beyond Clear Channel’s ability to control or predict. Clear Channel undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.